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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2004

                                PerkinElmer, Inc.
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               (Exact name of registrant as specified in charter)

     Massachusetts                       1-5075                  04-2052042
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 (State or other juris-               (Commission               (IRS Employer
diction of incorporation              File Number)           Identification No.)


45 William Street, Wellesley, Massachusetts                      02481
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 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (781) 237-5100


                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 28, 2004, PerkinElmer, Inc. announced its financial results for the quarter ended December 28, 2003. The announcement included PerkinElmer's financial results for the year ended December 28, 2003. The full text of the press release issued in connection with the announcement is furnished as Exhibit
99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 28, 2004                 PerkinElmer, Inc.

                                       By: /s/ Robert F. Friel
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                                          Robert F. Friel, Senior Vice President
                                          and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                   Description
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99.1                          Press release dated January 28, 2004